EXHIBIT 9(a)



                                                        EXHIBIT A

                       ARTICLES OF MERGER


     ARTICLES OF MERGER dated as of January 30, 1981 between USAA MUTUAL FUND, INC., a Maryland corporation (the "USAA Fund"), USAA CAPITAL GROWTH FUND, INC., a Texas corporation (the "Growth Fund") and USAA INCOME FUND, INC., a Texas corporation (the "Income Fund").

     WHEREAS, the USAA Fund, Growth Fund and Income Fund are all open end, diversified management investment companies registered under the Investment Company Act of 1940 as amended (the "1940
Act"); and

     WHEREAS, the Boards of Directors and shareholders of the USAA Fund, Growth Fund, and Income Fund have each approved these Articles of Merger by adoption of resolutions which declare that the proposed transactions are advisable on substantially the terms and conditions set forth herein and have authorized execution of these Articles of Merger by their respective officers;

     NOW THEREFORE, in accordance with the Maryland General Corporation Law (the "MGCL") and the Texas Business Corporation Act ("TBCA"), the USAA Fund, Growth Fund and Income Fund do hereby agree that the Growth Fund and Income Fund shall be merged into the USAA Fund (the "Merger") and the USAA Fund shall be the surviving corporation (herein sometimes called the "Surviving Corporation") in accordance with the terms and conditions hereof:

                            ARTICLE I

                    CONSTITUENT CORPORATIONS

     1.1 The parties to these Articles of Merger and to the Merger are USAA Mutual Fund, Inc., USAA Capital Growth Fund, Inc.
and USAA Income Fund, Inc. (herein sometimes referred to as the "Constituent Corporations").

     1.2 USAA Fund is a Maryland corporation incorporated in 1980.

     1.3 Growth Fund is a Texas corporation incorporated in 1970 under the general laws of Texas.

     1.4 Income Fund is a corporation incorporated in 1973 under the general laws of Texas.

     1.5 USAA Fund's principal office in Maryland is in the City of Baltimore. None of the Constituent Corporations owns an interest in land in Maryland.

                           ARTICLE II

           CAPITALIZATION OF CONSTITUENT CORPORATIONS

     2.1 The authorized capital of USAA Fund consists of 1,000,000,000 shares of authorized capital stock, $.01 par value per share (the "Shares"), of which 300,000,000 shares have initially been divided into three classes with the authorized number of Shares of each class as follows:



               Class                      Number of Shares

          Growth Class . . . . . . . . . . . 25,000,000
          Income Class . . . . . . . . . . . 25,000,000
          Money Market Class . . . . . . . .250,000,000

As of the date on which these Articles of Merger were approved by its shareholders, there were, and presently are, issued and outstanding one Share in each of the Growth Class and the Income Class of USAA Fund, with an aggregate par value for all classes of $.02.

2.2 The authorized capital stock of Growth Fund consists of 50,000,000 shares of capital stock of a single class, $1 par value per share (the "Growth Fund Shares"). As of January 29, 1981, there were issued and outstanding 5,450,832 Growth Fund Shares, with an aggregate par value of $5,450,832.
 .

     2.3 The authorized capital stock of Income Fund consists of 50,000,000 shares of capital stock of a single class, $1 par value per share (the "Income Fund Shares"). As of January 29, 1981, there were issued and outstanding 1,377,980 Income Fund Shares, with an aggregate par value of $1,377,980.

                           ARTICLE III

                     AUTHORIZATION OF MERGER

     3.1 The terms and conditions of the Merger as set forth in these Articles of Merger have been authorized by the Board of Directors of each of the Constituent Corporations and approved by the shareholders of each, in the manner required by its Articles of Incorporation and the laws of Maryland in the case of the USAA Fund and in the manner required by the Articles of Incorporation and the laws of Texas in the case of the Growth Fund and the Income Fund.

     3.2 These Articles of Merger were approved by the shareholders of USAA Fund on December 19, 1980, when both outstanding Shares were voted in favor of adoption of these Articles of Merger.

     3.3 These Articles of Merger were approved by the shareholders of Growth Fund on December 19, 1980. On that date there were outstanding and entitle to vote a total of 5,637,625 Growth Fund Shares, of which 4,050,137 were voted in favor of adoption of these Articles of Merger and 206,864 were voted against adoption.

     3.4 These Articles of Merger were approved by the shareholders of Income Fund on December 19, 1980. On that date there were outstanding and entitled to vote a total of 1,350,498 Income Fund Shares, of which 1,211,939 were voted in favor of adoption of these Articles of Merger and 13,657 were voted against adoption.

                           ARTICLE IV

                      SURVIVING CORPORATION

     4.1 USAA Fund shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland. The Articles of Incorporation and By-laws of the USAA Fund as in effect prior to the Effective Time of the Merger shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

     4.2 The post office address of the principal office of the Surviving corporation in the State of Maryland shall be c/o The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland. The post office address of the principal office of the Surviving Corporation in the State of Texas shall be USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

     4.3 The Surviving Corporation shall comply with the provisions of Article 5.07B of the TBCA concerning foreign corporations and shall file with Secretary of State of Texas such certificates and agreements as are necessary in order to so comply.

                            ARTICLE V

                         EFFECTIVE TIME

     5.1 The Merger shall be effective at 5:00 P.M., local time, on that date which is the last of the following three dates to occur: (1) the date on which these Articles of Merger have been accepted by the State Department of Assessments and Taxation pursuant to the applicable provisions of the MGCL, (ii) that date on which a certificate of merger is issued by the Secretary of State of Texas pursuant to the applicable provisions of the TBCA, or (iii) January 31, 1981 (the "Effective Time").

                           ARTICLE VI

                      CONVERSION OF SHARES

     6.1 Each whole or fractional Income Fund Share issued and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and be deemed to be an equal number of whole or fractional Income Class Shares of the Surviving Corporation; provided, however, that the provisions of this section shall not apply to Income Fund Shares with respect to which the holder thereof has dissented from the Merger in accordance with the provisions of Articles 5.12 and 5.13 of the TBCA, and the Surviving Corporation shall not be required to issue any Income Class Shares to holders who so dissent to the extent that said exercise of dissenter's rights is permitted under the 1940 Act.

     6.2 Each whole or fractional Growth Fund Share issued and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and be deemed to be an equal number of whole or fractional Growth Class Shares of the Surviving Corporation; provided, however, that the provisions of this section shall not apply to Growth Fund Shares with respect to which the holder thereof has dissented from the Merger in accordance with the provisions of Articles 5.12 and 5.13 of the TBCA, and the Surviving Corporation shall not be required to issue any Growth Class Shares to a holder who so dissents to the extent that said exercise of dissenter's rights is permitted under the 1940 Act.

     6.3 On and after the Effective Time, each holder on the Effective Time of a certificate or certificates previously representing issued and outstanding Income Fund Shares or Growth Fund Shares shall, upon the surrender of such certificate or certificates to [Shareholders Investor Service Corporation, Los Angeles, California,] as Exchange Agent ("Exchange Agent"), be entitled to receive in exchange therefor a certificate or certificates representing the number of Income Class Shares or Growth Class Shares into which their Income Fund Shares or Growth Fund Shares shall have been converted pursuant to these Articles of Merger. From and after the Effective Time, until so surrendered, each certificate previously representing Income Fund Shares or Growth Fund Shares shall be deemed for all corporate purposes to evidence the number of Income Class Shares or Growth Class Shares into which they shall have been converted.

     6.4 At the Effective Time, the two shares of USAA Fund theretofore outstanding shall be cancelled.

                           ARTICLE VII

                        EFFECT OF MERGER

     7.1 From and after the Effective Time, the effect of the Merger shall be as provided in Section 3-114 of the MGCL and
Article 5.06 of the TBCA; at such time the separate existence of the Income Fund and Growth Fund shall cease; the Surviving Corporation shall possess all of the rights, privileges, immunities, franchises and assets and liabilities of each of the Constituent Corporations as set forth in Section 3-114 of the MGCL; provided however, that except to the extent that applicable law provides otherwise, all rights, privileges, immunities, franchises and assets and liabilities transferred from the Income Fund and Growth Fund pursuant to MGCL Section 3-114 Section 3-114 shall be deemed to "belong to" the Income Class and Growth Class, respectively, of the Surviving Corporation.

     7.2 At the Effective Time the Income Fund and Growth Fund shall cause their stock record and transfer books to be closed and the holders of record of Income Fund Shares and Growth Fund Shares as of such time shall be the shareholders entitled to the conversion of their Income Fund Shares and Growth Fund Shares into Income Class Shares and Growth Class Shares as provided herein. Except for any transfer of dissenting shares required to be effective under Articles 5.12 and 5.13 of the TBCA, no transfer or assignment of any Income Fund Shares or Growth Fund Shares shall be effective subsequent to the Effective Time.

     IN WITNESS WHEREOF, USAA MUTUAL FUND, INC., USAA CAPITAL GROWTH FUND, INC. and USAA INCOME FUND, INC. have caused these Articles of Merger to be executed by their respective president and secretary or assistant secretary thereunto duly authorized as of the day and year first above written.


                                         USAA MUTUAL FUND, INC.


ATTEST: /s/ Michael D. Wagner            By /s/ Robert F. McDermott
        ---------------------            ---------------------------
                                         President



                                         By /s/ Lloyd W. Sielbeck
                                         --------------------------
                                         Secretary or Assistant Secretary





                                         USAA CAPITAL GROWTH FUND, INC.


ATTEST: /s/ Michael D. Wagner            By /s/ Robert F. McDermott
       ----------------------            ---------------------------
                                         President


                                         By /s/ Lloyd W. Sielbeck
                                         ------------------------
                                         Secretary or Assistant Secretary


                                         USAA INCOME FUND, INC.


ATTEST: /s/ Michael D. Wagner            By /s/ Robert F. McDermott
        ----------------------           --------------------------
                                         President


                                         By /s/ Lloyd W. Sielbeck
                                         -------------------------
                                         Secretary or Assistant Secretary


                           CERTIFICATE

     The undersigned, ROBERT F. McDERMOTT, President of USAA MUTUAL FUND, INC., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges in the name of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval hereof are true in all material respects, under the penalties of perjury.



                                      /s/ Robert F. McDermott
                                      -----------------------
                                      President


                           CERTIFICATE

     The undersigned, ROBERT F. McDERMOTT, President of USAA CAPITAL GROWTH FUND, INC., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges in the name of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval hereof are true in all material respects, under the penalties of perjury.


                                   /s/ Robert F. McDermott
                                   -------------------------
                                   President


                           CERTIFICATE

     The undersigned, ROBERT F. McDERMOTT, President of USAA INCOME FUND, INC., who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges in the name of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval hereof are true in all material respects, under the penalties of perjury.



                                     /s/ Robert F. McDermott
                                     -------------------------
                                     President





                           EXHIBIT 9(b)



                    TRANSFER AGENCY AGREEMENT


     AGREEMENT made as of this 23rd day of January, 1992, by and between USAA TRANSFER AGENCY COMPANY, a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the "USAA Transfer Agency"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the State of Maryland, and having a place of business in San Antonio, Texas (the "Company"). The Company presently consists of five separate classes designated as the Growth Fund, Aggressive Growth Fund, Income Stock Fund, Income Fund and Money Market Fund ("Existing Funds") (such classes together with all other classes subsequently established by the Company with respect to which the Company desires to retain the USAA Transfer Agency to render transfer agency services hereunder and with respect to which the USAA Transfer Agency is willing to do, being herein collectively referred to as the "Funds").

     WITNESS THAT: USAA Transfer Agency is hereby appointed Transfer Agent for the shares of capital stock, $.01 par value (the "Shares") of the Company and Dividend Disbursing Agent for the Company and shall act as Plan Agent for shareholders of the Company under the following terms and conditions:

     1.   DOCUMENTS.

     In connection with the appointment of USAA Transfer Agency as Transfer Agent, the Company shall file with USAA Transfer
Agency the following documents:

          (a) Certified copies of the Articles of Incorporation of the Company and all amendments thereto;

          (b) A certified copy of the Bylaws of the Company as amended to date;

          (c) A copy of the resolution of the Board of Directors of the Company authorizing this Agreement;

          (d) Specimens of all forms of outstanding and new share certificates in the forms approved by the Board of Directors of the Company with a certificate of the Secretary of the Company as to such approval.

          (e) All account application forms and other documents relating to record holders' accounts;

          (f) A certified list of record holders of the Company with the name, address and tax identification number of each record holder, the number of Shares held by each record holder, certificate numbers and denominations (if any have been issued), the plan account number of each record holder having a plan, lists of any accounts against which stops have been placed, together with the reasons for said stops, and the number of Shares redeemed by the Company.

          (g) An opinion of counsel for the Company with respect to the validity of the Shares, the number of Shares authorized, the status of redeemed Shares and the number of Shares with respect to which a Registration Statement has been filed and is in effect.

     2.   FURTHER DOCUMENTATION.

     The Company shall also furnish from time to time the following documents:

          (a) Each resolution of the Board of Directors of the Company authorizing the original issue of its Shares;

          (b)  Each Registration Statement filed with the
     Securities and Exchange Commission and amendments thereof and orders relating thereto in effect with respect to the sale of the Shares of the Company;

          (c) A certified copy of each amendment to the Articles of Incorporation and the Bylaws of the Company;

          (d) Certified copies of each vote of the Board of Directors authorizing officers to give instructions to the Transfer Agent;

          (e)  Specimens of all new share certificates
     accompanied by the Board of Directors' resolutions approving such forms;

          (f) Such other certificates, documents or opinions which USAA Transfer Agency may, in its discretion, deem necessary or appropriate in the proper performance of its duties.

     3.   AUTHORIZED SHARES.

     The Company certifies to USAA Transfer Agency that as of the close of business on the date of the Agreement, it has authorized
5,000,000,000 Shares of its capital stock, $.01 par value.

     4.   TRANSFER AGENT TO REGISTER SHARES.

     USAA Transfer Agency shall record issues of Shares of the Company. Except as specifically agreed in writing between USAA Transfer Agency and the Company, USAA Transfer Agency shall have no obligation, when crediting Shares or countersigning and issuing certificates for Shares, to take cognizance of any other laws relating to the issue and sale of such Shares.

     5.   TRANSFER AGENT TO RECORD TRANSFERS.

     USAA Transfer Agency, upon receipt of proper request for transfer and surrender to it of certificates, if any, in proper form for transfer is authorized to transfer on the records of the Company maintained by it from time to time, Shares of the Company, and upon cancellation of surrendered certificates, if any, to credit a like amount of Shares to the transferee and to countersign, issue and deliver new certificates if requested.

     6.   SHARE CERTIFICATES.

     The Company shall supply USAA Transfer Agency with a sufficient supply of blank share certificates and from time to time shall renew such supply upon request of USAA Transfer Agency. Such blank share certificates shall be properly signed, manually or by facsimile, if authorized by the Company, and shall bear the Company seal or facsimile thereof; and notwithstanding the death, resignation or removal of any officers of the Company authorized to sign share certificates, USAA Transfer Agency may continue to countersign certificates which bear the manual or facsimile signature of such officer until otherwise directed by the Company.

     7.   RECEIPT OF FUNDS.

     Upon receipt at the office designated by USAA Transfer Agency of any check or other order drawn or endorsed to it as Transfer Agent for the Company or as Plan Agent for any shareholder of the Company or otherwise identified as being for the account of the Company and in the case of a new account accompanied by a new account application or sufficient information to establish an account, USAA Transfer Agency shall stamp the check or other order with the date of receipt, shall forthwith process the same for collection, and compute the number of Shares to be purchased according to the price of Shares in effect for such purchases as set forth in the Company's then current Prospectus. USAA Transfer Agency shall credit the Share account of the investor with the number of Shares so purchased and shall promptly mail the investor a notice of such credit and mail a copy to the Distributor. All such actions are subject to any instructions which the Company may give to USAA Transfer Agency with respect to acceptance of orders for Shares so received by it. USAA Transfer Agency shall deposit the net amount due the Company in the bank account of the Company maintained by the Company's custodian bank (the "Custodian") and shall, on a daily basis, notify the Custodian of the total amount deposited.

     8.   ISSUE OF SHARE CERTIFICATES.

     If an investor requests a share certificate, USAA Transfer Agency as Transfer Agent, shall countersign and mail by first class mail, a share certificate to the investor at his address as set forth on the transfer books of the Company, subject to any instructions for delivery of certificates which the Company may give to USAA Transfer Agency with respect to certificates representing newly purchased Shares, and subject to the limitation that no certificates representing newly purchased Shares shall be mailed until the cash purchase price of such Shares has been deposited in the bank account of the Company maintained by the Custodian.

     9.   RETURNED CHECKS.

     In the event that any check or other order for the payment of money is returned unpaid for any reason, USAA Transfer Agency shall:

          (a) Give prompt notification to the Company of the nonpayment of said check.

          (b) In the absence of other instructions from the Company take such steps as may be necessary to cancel promptly any Shares purchased on the basis of such returned check and shall cancel accumulated dividends for such account, which are due to that specific purchase.

     10. NOTICE OF DISTRIBUTION.

     The Company shall promptly inform USAA Transfer Agency of the declaration of any dividend or distribution on account of its Shares.

     11. DISTRIBUTIONS.

     USAA Transfer Agency shall act as Dividend Disbursing Agent for the Company, and, as such in accordance with the provisions of the Company's Articles of Incorporation and then current Prospectus, shall prepare and mail or credit income and capital gain payments to investors. As the Dividend Disbursing Agent it shall, on or before the payment date of any such dividend or distribution, notify the Custodian of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash, and the Company agrees that on or before the payment date of such distribution, it shall instruct the Custodian to make available to the Dividend Disbursing Agent sufficient funds for the cash amount to be paid out. If an investor is entitled to receive additional Shares by virtue of any such distribution or dividend, appropriate credits will be made to his account and/or certificates delivered where required.

     12. REDEMPTIONS.

     USAA Transfer Agency shall receive and shall stamp with the date of receipt, all certificates delivered to it for redemption or repurchase as well as all requests for redemptions or repurchase of Shares and shall process said certificates and redemption and repurchase requests as follows:

          (a) If such certificates, redemption or repurchase requests comply with the standards for redemption or repurchase as approved by the Company, USAA Transfer Agency shall notify the Company of the total number of Shares presented and covered by such requests received by USAA Transfer Agency on said date;

          (b) On or prior to the seventh calendar day succeeding any such receipt of certificates or request for redemption or repurchase, USAA Transfer Agency shall from cash available in the bank account maintained by the Custodian, pay the applicable redemption or repurchase price, as the case may be, to the investor as set forth in the Articles of Incorporation and then current Prospectus of the Company;

          (c) If any such certificate or request for redemption or repurchase does not comply with the standards for redemption approved by the Company, USAA Transfer Agency shall promptly notify the investor of such fact, together with the reason therefor, and shall effect such redemption or repurchase at the price applicable to the date and time of receipt of documents complying with said standards, or in the case of a repurchase, at such other time as the Distributor, as agent for the Company, shall so direct.

     13. WITHDRAWAL PLANS.

     USAA Transfer Agency shall process withdrawal orders in accordance with the terms of any withdrawal plans instituted by the Company and duly executed by investors. Payments upon such withdrawal orders and redemptions of Shares held in withdrawal plan accounts for the payment of the amounts required shall be made at such times as the Company may determine with the approval of USAA Transfer Agency.

     14. TAX RETURNS.

     USAA Transfer Agency shall prepare, file with the Internal Revenue Service and with the appropriate State Agencies, and, if required, mail to investors such returns for reporting dividends and distributions paid as are required to be so filed and mailed, and shall withhold such sums as are required to be withheld under applicable Federal and State income tax laws, rules and regulations.

     15. BOOKS AND RECORDS.

     USAA Transfer Agency shall maintain records showing for each investor's account the following:

          (a)  Names, addresses and tax identifying numbers;

          (b)  Number of Shares held;

          (c) Historical information regarding the account of each shareholder, including dividends paid and date and price for all transactions;

          (d) Any stop or restraining order placed against the account;

          (e) Information with respect to withholdings in the case of a foreign account;

          (f) Any dividend reinvestment order, plan application, dividend address and correspondence relating to the current maintenance of the account;

          (g) Certificate numbers and denominations for any shareholder holding certificates;

          (h)  Any information required in order for USAA
     Transfer Agency to perform the calculations contemplated or required by this Agreement.

     Any such records required to be maintained by Rule 31a-1 of the General Rules and Regulations under the Investment Company Act of 1940, as amended (the "1940 Act") shall be preserved for the periods prescribed in Rule 31a-2 of said rules as specifically noted below. Such record retention shall be at the expense of the Company and records may be inspected by the Company at reasonable times. USAA Transfer Agency, may at its option at any time, and shall forthwith upon the Company's demand, turn over to the Company and cease to retain in USAA Transfer Agency files, records and documents created and maintained by USAA Transfer Agency pursuant to this Agreement, which are no longer needed by USAA Transfer Agency in performance of its services or for its protection. If not so turned over to the Company, such records and documents will be retained by USAA Transfer Agency for six years from the year of creation, during the first two of which such documents will be in readily accessible form. At the end of the six year period, such records and documents will either be turned over to the Company, or destroyed in accordance with the Company's authorization.

     16. INFORMATION TO BE FURNISHED TO COMPANY.

     USAA Transfer Agency shall furnish to the Company periodically as agreed upon the following information:

          (a)  A copy of the daily transaction register;

          (b)  Dividend and reinvestment amounts;

          (c) The total number of Shares distributed in each state for "blue sky" purposes as determined according to instructions delivered from time to time by the Company to USAA Transfer Agency.

     17. OTHER INFORMATION TO THE COMPANY.

     USAA Transfer Agency shall furnish to the Company such other information, including shareholder lists, and statistical information as may be agreed upon from time to time.

     18. CORRESPONDENCE.

     USAA Transfer Agency shall answer that correspondence from shareholders relating to their Share accounts and such other correspondence as may from time to time be mutually agreed upon.

     19. PROXIES.

     USAA Transfer Agency shall mail such proxy cards and other material supplied to it by the Company in connection with shareholder meetings of the Company and shall receive, examine and tabulate returned proxies and certify the vote of the Company.

     20. FEES AND CHARGES.

     USAA Transfer Agency shall receive such compensation from the Company for its services as the Company's Transfer and Dividend Disbursing Agent, as Plan Agent for shareholders of the Company, and for its other duties pursuant hereto as may be agreed from time to time, and shall be reimbursed for the cost of any and all forms, including blank checks and proxies, used by it in communicating with shareholders of the Company, or especially prepared for use in connection with its actions hereunder, as well as the cost of postage, telephone (including facsimile transmission) and telegraph used in communicating with shareholders of the Company, it being agreed that USAA Transfer Agency, prior to ordering any forms in such supply as it estimates will be adequate for more than two years' use, shall obtain the written consent of the Company. All forms for which USAA Transfer Agency has received reimbursement from the Company shall be and remain the property of the Company until used. The cost of microfilm and microfiche for record retention shall be reimbused by the Company. USAA Transfer Agency shall also receive from the Company reimbursement for all counsel fees incurred by USAA Transfer Agency in connection with the performance of its duties under this Agreement, unless such fees are incurred on a matter involving USAA Transfer Agency's willful misconduct or gross negligence.

     21. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS.

     The Company assumes full responsibility for the preparation, contents and distribution of each Prospectus of the Company for complying with all applicable requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any laws, rules and regulations of governmental authorities having jurisdiction.

     22. REFERENCES TO USAA TRANSFER AGENCY COMPANY.

     The Company shall not circulate any printed matter which contains any reference to USAA Transfer Agency without the prior written approval of USAA Transfer Agency, excepting solely such printed matter as merely identifies USAA Transfer Agency as Transfer Agent and Dividend Disbursing Agent for the Company and Plan Agent for the shareholders of the Company. The Company shall submit printed matter requiring approval to USAA Transfer Agency in draft form, allowing sufficient time for review by USAA Transfer Agency and its counsel prior to any deadline for printing.

     23. FORCE MAJEURE.

     USAA Transfer Agency shall not be liable for loss of data, occurring by reason of circumstance beyond its control, including but not limited to acts of civil or military authority, national emergencies, fire, flood or catastrophe, acts of God, insurrection, war, riots, or failure of transportation, communication or power supply. USAA Transfer Agency shall use its best efforts to minimize the likelihood of all damage, loss of data, delays and errors resulting from uncontrollable events, and if such damage, loss of data, delays or errors occur, USAA Transfer Agency shall use its best efforts to mitigate the effects of such occurrence.

     24. STANDARD OF CARE.

     USAA Transfer Agency shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said error is caused by its gross negligence, bad faith or willful misconduct or that of its employees.

     25. INDEMNIFICATION.

     The Company shall indemnify and hold USAA Transfer Agency harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by it resulting from any claim, demand, action or suit in connection with its acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or the functions of Transfer and Dividend Disbursing Agent and Plan Agent, or as a result of acting upon any instruction believed by it to have been executed by a duly authorized officer of the Company, or upon any information, data, records or documents provided USAA Transfer Agency or its agents by computer tape, telex, CRT data entry or other similar means authorized by the Company, provided that this indemnification shall not apply to actions or omissions of USAA Transfer Agency in cases of its own willful misconduct or gross negligence, and further provided, that prior to confessing any claim against it which may be the subject of this indemnification, USAA Transfer Agency shall give the Company reasonable opportunity to defend against said claim in its own name or in the name of USAA Transfer Agency.

     26. FURTHER ACTIONS.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     27. AMENDMENT AND TERMINATION.

     This Agreement shall be executed and become effective with respect to all Existing Funds on January 23, 1992, and, with respect to any additional Fund, on the date of receipt by the Company of notice from the USAA Transfer Agency in accordance with this paragraph that the USAA Transfer Agency is willing to serve as Transfer Agent with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect through June 30, 1992, and, with respect to each additional Fund, through the first June 30 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting Shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto. The Agreement may be terminated at any time after the expiration of such one year by sixty (60) days' written notice given by one party to the other. Upon termination hereof, the Company shall pay to USAA Transfer Agency such compensation as may be due as of the date of such termination, and shall likewise reimburse USAA Transfer Agency for its costs, expenses and disbursements. This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

     EXECUTED under seal as of the day and year first above written.

USAA MUTUAL FUND, INC.                    USAA TRANSFER AGENCY COMPANY

By:/s/ Michael J. C. Roth                 By:/s/ Joseph H. L. Jimenez
-------------------------                 ---------------------------
   Michael J. C. Roth                     Joseph H. L. Jimenez
   President                              Senior Vice President


ATTEST:                                   ATTEST:

/s/ Michael D. Wagner                     /s/ Michael D. Wagner
----------------------                    -----------------------
Secretary                                 Secretary



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                        Money Market Fund



---------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Money Market Fund - charge per account           $12.15



USAA MUTUAL FUND, INC.                USAA TRANSFER AGENCY COMPANY
Money Market Fund



By:/s/ Michael J. C. Roth             By:/s/ Joseph H. L. Jimenez
-------------------------             ---------------------------
Michael J. C. Roth                    Joseph H. L. Jimenez
President                             Vice President



Date:  October 1, 1992                Date:  October 1, 1992



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                           Growth Fund



-----------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


        Growth Fund - charge per account         $19.00



USAA MUTUAL FUND, INC.                    USAA TRANSFER AGENCY COMPANY
Growth Fund



By:/s/ Michael J. C. Roth                 By:/s/ Joseph H. L. Jimenez
--------------------------                ----------------------------
   Michael J. C. Roth                     Joseph H. L. Jimenez
   President                              Vice President



Date:  November 1, 1992                   Date:  November 1, 1992



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                     Aggressive Growth Fund



---------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Aggressive Growth Fund - charge per account        $19.00



USAA MUTUAL FUND, INC.                    USAA TRANSFER AGENCY COMPANY
Aggressive Growth Fund



By:/s/ Michael J. C. Roth                 By:/s/ Joseph H. L. Jimenez
---------------------------               ---------------------------
Michael J. C. Roth                        Joseph H. L. Jimenez
President                                 Vice President



Date:  November 1, 1992                   Date:  November 1, 1992



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                           Income Fund



----------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Income Fund - charge per account        $20.00



USAA MUTUAL FUND, INC.                    USAA TRANSFER AGENCY COMPANY
Income Fund



By:/s/ Michael J. C. Roth                 By:/s/ Joseph H. L. Jimenez
--------------------------                ---------------------------
Michael J. C. Roth                        Joseph H. L. Jimenez
President                                 Vice President



Date:  November 1, 1992                   Date:  November 1, 1992



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                        Income Stock Fund



--------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   Income Stock Fund - charge per account         $20.00



USAA MUTUAL FUND, INC.                     USAA TRANSFER AGENCY COMPANY
Income Stock Fund



By:/s/ Michael J. C. Roth                  By:/s/ Joseph H. L. Jimenez
--------------------------                 ---------------------------
Michael J. C. Roth                         Joseph H. L. Jimenez
President                                  Vice President



Date:  January 18, 1994                    Date:  January 18, 1994





                           EXHIBIT 9(c)




USAA Transfer Services
USAA Investment Management Company
USAA Building
San Antonio, TX  78288


Gentlemen:

     Pursuant to Section 27 of the Transfer Agency Agreement dated as of January 23, 1992 between USAA Mutual Fund, Inc. (the "Company") and USAA Transfer Services, a service of USAA Investment Management Company, (the "Transfer Agent") please be advised that the Company has established two new series of its shares, namely, the Short-Term Bond Fund and the Growth & Income Fund (the "Funds"), and please be further advised that the Company desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the Funds in accordance with the fee schedules attached hereto as Exhibit A.

     Please state below whether you are willing to render such services in accordance with the fee schedules.

                                       USAA MUTUAL FUND, INC.



Attest:/s/ Michael D. Wagner           By:/s/ Michael J. C. Roth
------------------------------         ---------------------------
Secretary                              President


Dated:  June 1, 1993


     We as the sole shareholder of the above named Funds, do hereby approve the Transfer Agency Agreement and are willing to render transfer agency services to the Short-Term Bond Fund and the Growth & Income Fund in accordance with the fee schedules.

                                       USAA INVESTMENT MANAGEMENT
                                          COMPANY


Attest:/s/ Alex M. Ciccone             By:/s/ John W. Saunders, Jr.
--------------------------             ----------------------------
Assistant Secretary                    Senior Vice President


Dated:  June 1, 1993




                  USAA TRANSFER AGENCY COMPANY

                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                      Short-Term Bond Fund


------------------------------------------------------------



General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Short-Term Bond Fund - charge per account         $20.00


USAA MUTUAL FUND, INC.                USAA TRANSFER AGENCY COMPANY
Short-Term Bond Fund




By:/s/ Michael J. C. Roth             By:/s/ Joseph H. L. Jimenez
---------------------------           ---------------------------
   Michael J. C. Roth                 Joseph H. L. Jimenez
   President                          Vice President




Date:  June 1, 1993                   Date:  June 1, 1993




                  USAA TRANSFER AGENCY COMPANY

                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                      Growth & Income Fund



--------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Growth & Income Fund - charge per account         $19.00


USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Growth & Income Fund




By:/s/ Michael J. C. Roth          By:/s/ Joseph H. L. Jimenez
--------------------------         ----------------------------
  Michael J. C. Roth               Joseph H. L. Jimenez
  President                        Vice President




Date:  June 1, 1993                Date:  June 1, 1993





                        EXHIBIT 9(d)



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                           Growth Fund



----------------------------------------------------------------


General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


       Growth Fund - charge per account     $23.50



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Growth Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
   ---------------------------     -----------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President



Date:     May 3, 1995              Date:     May 3, 1995



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                     Aggressive Growth Fund



-------------------------------------------------------------


General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Aggressive Growth Fund - charge per account     $23.50



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Aggressive Growth Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
----------------------------       -----------------------------
Michael J. C. Roth                 Joseph H. L. Jimenez
President                          Vice President



Date:     May 3, 1995              Date:     May 3, 1995



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                           Income Fund



--------------------------------------------------------------


General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   Income Fund - charge per account         $26.00



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Income Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
----------------------------       ---------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President



Date:     May 3, 1995              Date:     May 3, 1995



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                      Growth & Income Fund



----------------------------------------------------------------


General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Growth & Income Fund - charge per account       $23.50



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Growth & Income Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
----------------------------       -----------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President



Date:     May 3, 1995              Date:     May 3, 1995



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                        Income Stock Fund



----------------------------------------------------------------


General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Income Stock Fund - charge per account        $23.50



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Income Stock Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
----------------------------       ------------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President



Date:     May 3, 1995              Date:     May 3, 1995



                  USAA Transfer Agency Company


                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                        Money Market Fund



--------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Money Market Fund - charge per account       $26.00



USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Money Market Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
-----------------------------      -----------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President



Date:  May 3, 1995                 Date:  May 3, 1995



                  USAA TRANSFER AGENCY COMPANY

                 Fee Information for Services as
          Plan, Transfer and Dividend Disbursing Agent

                     USAA MUTUAL FUND, INC.
                      Short-Term Bond Fund



----------------------------------------------------------------

General - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses.
There is a minimum charge of $2,000 per month applicable to the entire fund complex.

Annual Maintenance Charges - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Short-Term Bond Fund - charge per account        $26.00


USAA MUTUAL FUND, INC.             USAA TRANSFER AGENCY COMPANY
Short-Term Bond Fund



By:  /s/ Michael J. C. Roth        By:  /s/ Joseph H. L. Jimenez
  ---------------------------      -----------------------------
     Michael J. C. Roth            Joseph H. L. Jimenez
     President                     Vice President




Date:  May 3, 1995                 Date:  May 3, 1995